UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 2, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
OAKLAND, California 94612	OAKLAND, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
6.000% Series A Mandatory Convertible Preferred Stock, no par value per share	PCG-PrX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐

Pacific Gas and Electric Company	☐

Item 1.01.	Entry into a Material Definitive Agreement.
Offering of 6.000% Series A Mandatory Convertible Preferred Stock
On December 2, 2024, PG&E Corporation entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which PG&E Corporation agreed to issue and sell to the Underwriters an aggregate of 28,000,000 shares of 6.000% Series A Mandatory Convertible Preferred Stock, no par value per share (the “Preferred Stock”), with an initial liquidation preference of $50.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, PG&E Corporation also granted to the Underwriters an option, exercisable in whole or in part at any time for a period of 30 days from the date of the Underwriting Agreement, to purchase up to an additional 4,200,000 shares of Preferred Stock from PG&E Corporation (the “Option”), solely to cover over-allotments. On December 3, 2024, the Underwriters exercised the Option in full.
The Offering closed on December 5, 2024. A validity opinion issued by PG&E Corporation’s counsel with respect to the Preferred Stock sold in the Offering is filed as Exhibit 5.1 hereto.
The shares of Preferred Stock were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-277286), which was filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2024 and became automatically effective. A prospectus supplement, dated December 2, 2024, relating to the shares of Preferred Stock and supplementing the prospectus dated February 22, 2024, was filed with the SEC pursuant to Rule 424(b) under the Securities Act.
In connection with the Offering, PG&E Corporation filed a certificate of determination (the “Certificate of Determination”) to PG&E Corporation’s Amended and Restated Articles of Incorporation with the Secretary of the State of California, including a form of certificate for the Preferred Stock (the “Form of Certificate”), to establish the preferences, limitations, and relative rights of the Preferred Stock. The Certificate of Determination became effective upon the date hereof.
The foregoing description of the terms of the Underwriting Agreement, Certificate of Determination and Form of Certificate are qualified in its entirety by reference to the Underwriting Agreement, Certificate of Determination and Form of Certificate, a copy of each of which is filed as Exhibit 1.1, 3.1, and 4.1, respectively, hereto and are incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.
On December 5, 2024, PG&E Corporation filed the Certificate of Determination with the Secretary of State of the State of California to
establish
the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Determination became effective on December 5, 2024.
Subject to certain exceptions, so long as any share of Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the common stock, no par value per share (“Common Stock”), of PG&E Corporation or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by PG&E Corporation or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Preferred Stock.
Unless converted earlier, each share of Preferred Stock will automatically convert on or around December 1, 2027 into between 1.9465 and 2.4331 shares of Common Stock, subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon mandatory conversion of each share of Preferred Stock on or around December 1, 2027, will be determined based on the volume weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to December 1, 2027. Other than during a fundamental change conversion period (as defined in the Certificate of Determination), at any time prior to the mandatory conversion date, a holder of Preferred Stock may convert each share of Preferred Stock into a number of shares of Common Stock equal to the minimum conversion rate of 1.9465, subject to certain anti-dilution and other adjustments.
Dividends on the Preferred Stock will be payable on a cumulative basis when, as and if declared by PG&E Corporation’s board of directors (or an authorized committee thereof) at an annual rate of 6.000% on the liquidation preference of $50.00 per share of Preferred Stock. PG&E Corporation may pay declared dividends in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock on March 1, June 1, September 1 and December 1 of each year, commencing on, and including March 1, 2025 and ending on, and including, December 1, 2027.
In addition, in the event of PG&E Corporation’s voluntary or involuntary liquidation,

winding-up

or dissolution, each holder of Preferred Stock will be entitled to receive, out of the assets of PG&E Corporation has legally available for distribution to its shareholders, a liquidation preference in the amount of $50.00 per share of the Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up

or dissolution to be paid out of PG&E Corporation’s assets available for distribution to its shareholders, after satisfaction of liabilities to its creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Common Stock
.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
To the extent required by Item 5.03 of Form

8-K,

the information regarding the Certificate of Determination contained in Item 3.03 of this report is incorporated by reference herein.

Item 8.01.	Other Events.
On December 2, 2024, PG&E Corporation issued press releases announcing the launch and subsequent pricing of the Offering, which press releases were previously filed by PG&E Corporation on Form 8-K on December 4, 2024, and are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 2, 2024, by and among PG&E Corporation and J.P. Morgan Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters named therein.

3.1	Certificate of Determination of 6.000% Series A Mandatory Convertible Preferred Stock of PG&E Corporation, filed with the Secretary of State of the State of California and effective as of December 5, 2024.

4.1	Form of Certificate for 6.000% Series A Mandatory Convertible Preferred Stock (included within Exhibit 3.1).

5.1	Opinion of Hunton Andrews Kurth LLP.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press Release, dated December 2, 2024 (incorporated by reference to the Registrant’s Form 8-K dated December 2, 2024 (File No. 1-12609), Exhibit 99.1).

99.2	Press Release, dated December 2, 2024 (incorporated by reference to the Registrant’s Form 8-K dated December 2, 2024 (File No. 1-12609), Exhibit 99.2).

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be si gne
d on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: December 5, 2024	By:	/s/ Carolyn J. Burke
	Name:	Carolyn J. Burke
	Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: December 5, 2024	By:	/s/ Stephanie N. Williams
	Name:	Stephanie N. Williams
	Title:	Vice President, Chief Financial Officer and Controller